Goodwill and Intangible Assets - Schedule of Estimated Intangible Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2021		$ 58,143
2022		53,653
2023		45,709
2024		42,485
2025		38,296
Thereafter		171,951
Total	$ 366,723	$ 410,237	$ 446,381